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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 20, 1997

                             PIONEER COMPANIES, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                          1-9859              06-1215192
         --------                          ------              ----------
(State or other jurisdiction of         (Commission          (IRS Employer
         incorporation)                  File No.)         Identification No.)

4200 NationsBank Center
700 Louisiana, Houston, Texas  77002                             77002
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:   713-225-3831
                                                      ------------

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)



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ITEM 5. Other Events.

         On May 20, 1997, the Registrant issued a press release announcing that its wholly-owned subsidiary, Pioneer Americas Acquisition Corp. ("PAAC"), had commenced a cash tender offer to purchase all of the $135,000,000 in principal amount of outstanding 13-3/8% First Mortgage Notes due 2005 and a related consent solicitation to eliminate certain restrictive covenants and other provisions of the Indenture pursuant to which the Notes were issued. On May 29, 1997, the Registrant issued a press release announcing that PAAC had increased the purchase price for the tender offer.

ITEM 7.  Financial Statements and Exhibits.

         The following exhibits are filed with this report:

         Exhibit No.                 Description
         -----------                 -----------
           99(a)           Press Release issued by Pioneer Companies, Inc. on
                                 May 20, 1997.

           99(b)           Press Release issued by Pioneer Companies, Inc. on
                                 May 29, 1997.




                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PIONEER COMPANIES, INC.



May 29, 1997                         By: /s/ PHILIP A. ABLOVE
                                        ----------------------------
                                           Philip A. Ablove
                                           Vice President and
                                           Chief Financial Officer